Exhibit 99.2 Targeting Metabolic Dysfunction with Novel Therapeutics November 2026

Forward-Looking Statements and Disclaimer This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, the presentation of data from clinical trials, Sagimet’s clinical development plans and related timelines and anticipated clinical development milestones, market opportunity, competitive position and potential growth opportunities are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: the clinical development and therapeutic potential of denifanstat, TVB-3567 or any other drug candidates or combination therapies developed by Sagimet; our ability to advance drug candidates into and successfully complete clinical trials, the risk the topline clinical trials may not be predictive of, and may differ from final clinical data and later-stage clinical trials; our ability to advance drug candidates into and successfully complete clinical trials within anticipated timelines; that unfavorable new clinical trial data may emerge in other clinical trials of our product candidates; that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities; our relationship with Ascletis, and the success of its development efforts for denifanstat; the accuracy of our estimates regarding our capital requirements; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission (SEC) and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward- looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. November 2026 2

Leadership Team with Proven Development and Commercialization Experience Dave Happel President & CEO Elizabeth Rozek Chief Legal & Administrative Officer >20 years of experience in executive leadership in biotech >20 years of legal experience including executive leadership and pharma of legal, IP and compliance functions in biopharma and biotech Brought multiple innovative healthcare products to the market Marie O'Farrell Chief Scientific Officer Thierry Chauche Chief Financial Officer >20 years of experience in R&D and translational medicine in >20 years of financial and operational leadership experience in biopharma and biotech finance and healthcare companies Successfully guided development for multiple clinical programs Andreas Grauer Chief Medical Officer Rob D’Urso Senior Vice President, New Products > 20 years of experience in Clinical Development and Medical Affairs across a broad range of therapeutic areas >20 years of US and global leadership experience in dermatology Deep experience in regulatory interactions around the world resulting in multiple BLA and NDA approvals November 2026 3

Sagimet at a Glance: Differentiated Dermatology Assets with Clinical Validation • Our lead molecule, denifanstat, is a novel fatty acid synthase (FASN) inhibitor with a differentiated Unique MOA: FASN Inhibition method of action with the potential to target multiple underserved diseases • Strong clinical data demonstrates denifanstat’s proof of concept • Denifanstat met all primary and secondary endpoints in a Phase 3 clinical trial (ASC40-303) in patients with moderate to severe acne vulgaris conducted by Ascletis, our license partner for Greater China • Denifanstat was generally well-tolerated in the Phase 3 acne clinical trial and open-label extension (OLE) clinical trial conducted by license partner Ascletis in China • During the OLE (ASC40-304), patients showed further improvement in IGA success and lesion count Denifanstat in Acne reductions compared to ASC40-303 baseline • Ascletis announced that the denifanstat NDA for the treatment of moderate to severe acne was accepted for review by the China NMPA in December 2025 • First patient dosed in AURORA Phase 3 clinical trial in the US for patients with moderate to severe acne in Oct 2026; topline results expected in 2H 2027 • Our follow-on FASN inhibitor, TVB 3567, received Investigational New Drug (IND) clearance in March 2025 • First-in-human (FIH) Phase 1 clinical trial initiated in June 2025 for development of an acne indication. Dosing for SAD/MAD and food effect parts complete, TVB-3567 was generally well-tolerated; Phase 2 TVB-3567 in Acne doses have been identified • Phase 2 proof of concept clinical trial anticipated to begin before the end of 2026 November 2026 4

Strong IP, Cash Position, and Collaboration Potential • Successful outcome of Phase 2b clinical trial in MASH (metabolic dysfunction-associated steatohepatitis); met both primary endpoints with significant reduction in fibrosis • Pre-clinical data demonstrated synergistic effect of combination of FASN inhibitor and resmetirom Denifanstat in Other Indications • Phase 1 pharmacokinetics (PK) clinical trial of a combination of denifanstat and resmetirom completed in December 2025 • Further MASH development to be undertaken only upon securing non-dilutive funding • Denifanstat: • Composition of matter patent – expiration date 2032; potential PTE to 2037 • TVB-3567: • Composition of matter patent – expiration date 2035; potential PTE to 2038 IP Portfolio • Exploring pathway to extend protection into 2040’s • Combination of denifanstat and resmetirom: • Patent granted in Q3 2026 – expiration date 2044 • ~$356M pro forma cash on hand as of 9/30/2026*, which includes proceeds from the $115M financing completed in October, expected to fund current operations through mid-2029 including through readout Cash Position of data from the denifanstat AURORA Phase 3 clinical trial in moderate to severe acne and potential NDA submission *Cash, cash equivalents and marketable securities, unaudited November 2026 5

Development Pipeline: Multiple Indications and Clinical Milestones

Therapeutic Area	Indication	Program	Stage of Development (reached)	Milestone / Program Updates
Dermatology	Acne	Denifanstat	Phase 3	First patient dosed in AURORA Phase 3 clinical trial in Oct 2026
		TVB-3567	Phase 1	Phase 1 FIH clinical trial initiated in June 2025; dosing for SAD/MAD and food effect parts complete; Phase 2 expected to initiate by end of 2026
		FASN inhibitor	Preclinical	Topical formulation in development
		歐利 ascletis Denifanstat (ASC40)	Phase 3	Met all primary and secondary endpoints in Phase 3 clinical trial & NDA accepted by NMPA for review in December 2025*
Metabolic Disease	MASH	Denifanstat	Phase 2	Phase 2b clinical trial met histology primary and multiple secondary endpoints; FDA Breakthrough Therapy designation; Phase 3 ready (F2/F3 MASH)
		Denifanstat	Phase 1	Phase 1 clinical trial hepatic impairment results reported 1Q2024
		Denifanstat/resmetirom	Phase 1	Phase 1 PK clinical trial completed in December 2025
Oncology	Solid tumors	TVB-3567	Preclinical	Identifying FASN-dependent tumor types for potential FASN inhibitor development
		Denifanstat	Phase 1	

* Clinical trial conducted in China by Ascletis, who has licensed development and commercialization rights to all indications in Greater China.

SAGIMET BIOSCIENCES November 2026 6

Significant U.S. Acne Market Potential for Denifanstat

Significant U.S. Acne Market Opportunity for Denifanstat

Novel MOA Supports Significant Market Potential

Large U.S. Acne Market

- **50 million** people suffer from acne in the US annually, of which **10 million** have moderate to severe acne[1,2]
- Acne affects **~85%** of 12-24-years-old[3]
- **6.8 million** patients seeking treatment in 2025
- **33.7 million** acne prescriptions in 2025
- **12.6 million** oral acne prescriptions in 2025 (37% of the market)

Unmet Need with Current Treatments

- Current topical treatments have various limitations including: photosensitivity, application site burning/stinging, and/or compliance limitations for treatment of large body areas
- Current oral treatments have various limitations including: contributing to antibiotic resistance, slow onset of action and/or hormonal-related adverse events

Denifanstat Has Potential to Capture Significant Market Share

- **Novel**, **once-daily** oral fatty acid synthase (FASN) inhibitor
- Statistically significant effect on skin lesions **starting week 4** and **continued clinical improvement** demonstrated in positive Ascletis Phase 3 studies
- **Generally well-tolerated** in clinical studies

Source: IQVIA data on file; Ascletis clinical studies

1. Reynolds R, et al., Guidelines of care for the management of acne vulgaris, JAAD, 2024; 90, 1006.e1-1006.e30.
2. Szepietowska M, et al., Prevalence, Intensity and Psychosocial Burden of Acne Itch: Two Different Cohorts Study. *J Clin Med*. 2023 Jun 12;12(12):3997. doi: 10.3390/jcm12123997. PMID: 37373690; PMCID: PMC10299123. 3. Bhate K, Williams HC. Epidemiology of acne vulgaris. Br J Dermatol. Mar 2013;168(3):474-85. doi:10.1111/bjd.12149

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Acne Treatment Algorithm

Per the Current AAD Acne Guidelines, Disease Management Involves Flare and Prevention Intervention



Mild Acne (~38M*)

Treatment includes topical agents used as mono or combination therapy



Moderate to Severe Acne (~10M*)

Treatment approach adds oral products on top of topical agents



Cystic Acne (~2M*)

Cystic patients are generally managed with isotretinoin (Accutane)

Primary topical therapies:
- Retinoids
- Benzoyl Peroxide
- Antibiotics
- Clascoterone
- Salicylic and Azelaic Acid

Primary oral therapies:
- Antibiotics (tetracyclines, sarecycline)
- Hormonal contraceptives
- Spironolactone (off-label)

Can also be treated with physical procedures (lasers, peels, corticosteroid injections)

Primary therapy:
- Isotretinoin

Routine Management	Skin care routines to address treatment-related adverse events Primary approaches are OTC cleansers, moisturizers, and sunscreens

Source for Acne Treatment Algorithm: https://www.jaad.org/article/S0190-9622(23)03389-3/fulltext

* 38M, 10M and 2M represent the annual number of acne sufferers in the US with mild, moderate to severe and cystic acne, respectively. Sources: 1. Reynolds R, et al., Guidelines of care for the management of acne vulgaris, JAAD, 2024; 90, 1006.e1-1006.e30. 2. Szepietowska M, et al., Prevalence, Intensity and Psychosocial Burden of Acne Itch: Two Different Cohorts Study. *J Clin Med*. 2023 Jun 12;12(12):3997. doi: 10.3390/jcm12123997. PMID: 37373690; PMCID: PMC10299123. 3. https://www.jaad.org/article/0190-9622(92)70135-3/abstract

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U.S. Acne Market Landscape 33.7M Annual Prescriptions for Acne in 2025, Including 12.6M for Oral Treatments Acne Prescriptions by delivery, 2025 (in M) Prescriptions by category, 2025 (in M) Antibiotics 8.0 4.0 12.0 Retinoids 8.8 2.3 11.2 33.7M Anti-androgens 0.4 6.3 6.7 Topical Combo/ 3.9 3.9 Others Topicals, 21.1M (63%) Topical Oral Orals, 12.6M (37%) Denifanstat's novel mechanism of action supports its significant market potential Source: IQVIA data on file November 2026 10

FASN Inhibition Offers Differentiated MOA in Acne

Potential Role of FASN Inhibitors in the Pathogenesis of Acne

4 key drivers of acne[1]:

- Increased sebum in sebaceous glands (80% of lipids produced through DNL)[2]
- Abnormal or excessive follicular hyper-keratinization
- Accelerated bacterial growth (C. acnes)
- Localized inflammatory response

FASN inhibition MOA shows potential to treat acne:

- Denifanstat directly reduced cutaneous (skin) sebum DNL lipids in two Phase 1 clinical trials[3]
- In nonclinical studies, FASN inhibitors reduced sebum-related lipids in human sebocytes[4]
- FASN inhibition has potential to reduce inflammation, through decreasing cytokine secretion and Th17 activation[5]

FASN
↓
Palmitate / sapienic acid
↓
Lipid synthesis
Sebum production



Skin Surface
Hair
Sebum (oil)
Sebaceous gland
Inflammation
Pimple
Sebaceous gland

Skin Without Acne **Skin With Acne**

1. Vasam M, et al., *Biochem Biophys Rep*. 2023;36:101578. https://pmc.ncbi.nlm.nih.gov/articles/PMC10709101/#abs0010
2. Esler, et al., *Sci. Transl. Med.* 2019; 11:492.
3. A) Duke G, et al., Presented at: AASLD 2016; November 11-15, 2016; Boston, MA. https://sagimet.com/wp-content/uploads/2016/11/2016_AASLD_FASN_NASH_36x60_v10.pdf. And B) Syed-Abdul MM et al., *Hepatology*. 2020;72(1):103.
4. Tsai et al, 2026, SID 2026 (Poster LB1208). 5. O'Farrell M, et al. *Sci Rep*. 2022;12(1):15661.

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Pharmacodynamic Data Support Mechanism of Action of Denifanstat in Acne

In multiple Phase 1 clinical trials, denifanstat demonstrated a decrease in DNL sebum lipids[1-3]

- Demonstrated a >90% reduction in sebum lipids by day 15[1,2]
- Maintained the reduced level of sebum lipids through the entire trial[1,2]
- Demonstrated a dose responsive impact on sebum lipids[1,2]

Note: denifanstat dose in this Phase 1 clinical trial in cancer patients is several times higher than 50 mg dose tested in acne and MASH

Phase 1 oncology clinical trial
Sebutape® assessment of cutaneous sebum lipids[1,2]



Sapenic Acid in Triglyceride (nmol/tape)
200
150
100
50
0
**
**
** p<0.001
Day
(N)
1
(19)
2
(7)
8
(8)
15
(12)
22-32
(16)
62-93
(5)
Days on therapy (# of subjects)

1. Duke G, et al. Presented at: EASL 2017; April 19-23, 2017; Amsterdam, The Netherlands. https://sagimet.com/wp-content/uploads/2017/05/3VBIO_EASLposter.pdf.
2. Falchook G, et al. *EClinicalMedicine*. 2021;34:100797.
3. Duke G, et al. Presented at: AASLD 2016; November 11-15, 2016; Boston, MA. https://sagimet.com/wp-content/uploads/2016/11/2016_AASLD_FASN_NASH_36x60_v10.pdf.

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November 2026
13

Denifanstat’s Clinical Data in Acne

Design of Acne Phase 3 Clinical Trials (ASC40-303 and ASC40-304)

Clinical Trials Conducted in China by Sagimet's License Partner, Ascletis

Denifanstat Phase 3 in Acne

- Moderate to severe acne
- Multi-center placebo controlled
- 1:1 randomization
- Double-blind
- Once daily oral dosing
- 480 patients in China



Phase 3
Double blind clinical trial[1]
ASC40-303
Phase 3
Open label extension (OLE)[2]
ASC40-304
Screening
Denifanstat (50mg)
N=240
Placebo
N=240
Denifanstat (50mg)
N=240
Day 1
Week 12
Primary Efficacy
Week 12
Week 52
Long-Term Safety

Co-primary endpoints at week 12

- % patients who achieve IGA success (defined as at least a 2-point reduction in IGA from baseline, and an IGA of 0 or 1 at week 12)
- % change in total skin lesion counts from baseline
- % change in inflammatory skin lesion counts from baseline

Key secondary endpoint at week 12

- % change in non-inflammatory skin lesion counts from baseline

Primary endpoint of OLE

- Long term safety of Denifanstat 50mg

Secondary/Efficacy endpoints of OLE

- Subjects with ≥2 point reduction in IGA from baseline
- Subjects with IGA score ≥3 reaching IGA of 0 or 1
- % reduction in total lesion count from baseline
- % reduction in inflammatory lesion count from baseline

1. ClinicalTrials.gov. NCT06192264. Study ASC40-303. https://clinicaltrials.gov/study/NCT06192264. 2. ClinicalTrials.gov. NCT06248008. Study ASC40-304. https://clinicaltrials.gov/study/NCT06248008; this trial referred to herein as "OLE".

SAGIMET BIOSCIENCES November 2026 15

ASC40-303 Baseline Characteristics Baseline Characteristics 50mg Denifanstat Placebo Total (n=240) (n=240) (n=480) Age, years, mean (SD) 22.7 (4.0) 22.5 (3.5) 22.6 (3.8) Male, n (%) 79 (32.9) 71 (29.6) 150 (31.3) Female, n (%) 161 (67.1) 169 (70.4) 330 (68.8) IGA=3 (moderate), n (%) 206 (85.8) 206 (85.8) 412 (85.8) IGA=4 (severe), n (%) 34 (14.2) 34 (14.2) 68 (14.2) Total lesion count, mean (SD) 102.2 (24.6) 102.1 (25.1) 102.1 (24.8) 42.1 (11.7) 43.1 (12.2) 42.6 (11.9) Inflammatory lesion count, mean (SD) 60.0 (19.8) 59.0 (20.0) 59.5 (19.9) Non-Inflammatory lesion count, mean (SD) Ascletis data on file. SD = standard deviation. November 2026 16

Denifanstat Met All Primary and Secondary Endpoints in Acne Phase 3 Clinical Trial (ASC40-303) 50mg Denifanstat Placebo 50mg Denifanstat 1 Efficacy endpoints p value (n=240) (n=240) (placebo adjusted) 2 % Treatment success (IGA) (primary endpoint) 33.2 14.6 18.6 <0.0001 % Change in total lesion count (primary endpoint) -57.4 -35.4 -22.0 <0.0001 % Change in inflammatory lesion count (primary endpoint) -63.5 -43.2 -20.3 <0.0001 % Change in non-inflammatory lesion count (key secondary endpoint) -51.9 -28.9 -23.0 <0.0001 Absolute change in total lesion count (secondary endpoint) -58.3 -36.2 -22.1 <0.0001 Absolute change in inflammatory lesion count (secondary endpoint) -26.6 -18.4 -8.2 <0.0001 Absolute change in non-inflammatory lesion count (exploratory -31.7 -17.9 -13.8 <0.0001 endpoint) Ascletis data on file. Efficacy endpoints of 50 mg denifanstat oral, once daily for 12 weeks versus Placebo (Intent-to-treat, ITT analysis change from baseline). 1. The efficacy data are LSMEANs. 2. Treatment success is defined as an Investigator’s Global Assessment (IGA) score of 0 (clear) or 1 (almost clear) with at least a 2-point decrease from baseline. November 2026 17

In ASC40-303, Denifanstat Showed Statistically Significant Effect on Skin Lesions Starting Week 4 Percent Change in Total, Inflammatory and Non-inflammatory Lesion Count Over Time ** *** *** *** ** *** *** *** *** Ascletis data on file. Note: * p<0.01, ** p<0.01, *** p<0.001 November 2026 18

ASC40-303 Safety Data Denifanstat 50mg Was Generally Well-Tolerated During the 12-Week Clinical Trial Adverse events (AEs): • AE incidence rates were comparable between denifanstat and placebo • Only two categories of treatment related AEs had an incidence rate of 5% or more: • Dry eye (investigator reported as “dry eye” or “xerophthalmia”) in 10.9% of denifanstat-treated subjects vs 8.0% in the placebo group* • Dry skin reported in 6.3% of denifanstat-treated subjects vs 2.9% in the placebo group • All denifanstat-related AEs were mild or moderate • No denifanstat-related grade 3 or 4 AEs • No denifanstat-related serious AEs (SAEs) • No deaths were reported Ascletis data on file. * The classifications of “dry eye” or “xerophthalmia” were not related to the AE grade. In the placebo group, dry eye Treatment Emergent AEs were 9.2%. November 2026 19

Baseline Characteristics of ASC40-304 Extension Cohorts at ASC40-303 Baseline Baseline Characteristics of OLE Cohorts Consistent With Overall Study Population Baseline Characteristics Denifanstat/Denifanstat Placebo/Denifanstat ASC40-303 Total Baseline (n=116) (n=124) (n=480) Age, years, mean (SD) 22.5 (4.1) 22.3 (3.3) 22.6 (3.8) Male, n (%) 31 (26.7) 47 (37.9) 150 (31.3) Female, n (%) 85 (73.3) 77 (62.1) 330 (68.8) IGA=3 (moderate), n (%) 101 (87.1) 106 (85.5) 412 (85.8) IGA=4 (severe), n (%) 15 (12.9) 18 (14.5) 68 (14.2) Total lesion count, mean (SD) 102.8 (25.3) 103.2 (24.4) 102.1 (24.8) 42.0 (12.2) 43.5 (11.8) Inflammatory lesion count, mean (SD) 42.6 (11.9) 60.8 (19.3) 59.7 (20.9) Non-Inflammatory lesion count, mean (SD) 59.5 (19.9) Ascletis data on file. SD = standard deviation. November 2026 20

ASC40-304 Safety Data Denifanstat Generally Well-Tolerated in the OLE Clinical Trial Adverse events (AEs): • All denifanstat-related AEs were mild or moderate; no denifanstat-related Grade 3 or 4 AEs • Only two categories of treatment related AEs had an incidence of 5% or more in denifanstat-treated patients in 52 weeks • dry eye syndrome in 5.9% • dry skin reported in 7.1% • In the 40-week open label extension alone, the incidence of treatment related AEs of dry skin was 2.5% and 2.1% for dry eye • No AE-related permanent discontinuations • Grade 1 hair thinning in the clinical trial was experienced by only 1 denifanstat-treated patient; resolved within eight weeks while remaining in trial without a change in dose • Grade 1 hair thinning was experienced by 1 placebo-treated patient in the 12-week randomized phase of the phase 3 trial Serious adverse events (SAEs): • No denifanstat-related SAEs; 2 non-denifanstat-related SAEs (1 breast lump, 1 contusion), both resolved • No deaths reported * Ascletis data on file. Safety and efficacy endpoints of 50 mg denifanstat oral, once daily for 52 weeks versus placebo for 12 weeks and 50mg denifanstat oral once daily for 40 weeks. November 2026 21

During the OLE (ASC40-304), Patients Showed Further Improvement in IGA Success Compared to ASC40-303 Baseline % Patients with IGA ≥ 3 at ASC40-303 Baseline Reaching IGA of 0 or 1 during OLE ASC40-303 & 304 ASC40-303 Ascletis data on file. Week 52/ET (“Early Termination”) = patients who completed the clinical trial plus all patients who terminated the clinical trial early with the last observation carried forward. November 2026 22

During the OLE (ASC40-304), Patients Showed Further Reduction in Total Lesion Counts (TLC) Compared to ASC40-303 Baseline TLC Mean % Change in TLC From ASC40-303 Baseline in OLE Patients ASC40-303 & 304 ASC40-303 Total skin lesion counts reduced by approximately 75% compared to ASC40-303 baseline for patients who completed the OLE trial. Ascletis data on file. Week 52/ET (“Early Termination”) = patients who completed the clinical trial plus all patients who terminated the trial early with the last observation carried forward. November 2026 23

During the OLE (ASC40-304), Patients Showed Further Reduction in Inflammatory Lesion Counts (ILC) Compared to ASC40-303 Baseline ILC Mean % Change From ASC40-303 Baseline in OLE Patients ASC40-303 & 304 ASC40-303 Inflammatory skin lesion counts reduced by approximately 80% compared to ASC40-303 baseline for patients who completed the OLE trial. Ascletis data on file. Week 52/ET (“Early Termination”) = patients who completed the clinical trial plus all patients who terminated the trial early with the last observation carried forward. November 2026 24

During the OLE (ASC40-304), Patients Showed Further Reduction in Non- Inflammatory Lesion Counts (NILC) Compared to ASC40-303 Baseline NILC Mean % Change From ASC-303 Baseline in OLE Patients ASC40-303 ASC40-303 & 304 Ascletis data on file. Week 52/ET (“Early Termination”) = patients who completed the clinical trial plus all patients who terminated the trial early with the last observation carried forward. November 2026 25

During the OLE (ASC40-304), Patients Showed Improved Efficacy Through Week 24-36, Which Was Sustained Through Week 52 Percent Change in Total, Inflammatory and Non-inflammatory Lesion Count Over Time Total Lesion Count Non-Inflammatory Lesion Count Inflammatory Lesion Count -27.1% -36.4% -46.3% -65.5% -52.9% -70.7% -73.0% -59.1% -76.1% -75.8% -81.0% -66.7% -68.3% -73.2% -73.0% -77.3% -78.1% -80.1% CFB: Change from ASC-303 Baseline, SEM: Standard Error of the Mean, TLC: Total Lesion Count, ILC: Inflammatory Lesion Count, NILC: Non-Inflammatory Lesion Count. Ascletis data on file. Week 52/ET (“Early Termination”) = patients who completed the clinical trial plus all patients who terminated the trial early with the last observation carried forward. November 2026 26

Acne Phase 3 Clinical Trials (ASC40-303 and ASC40-304) Summary • In ASC40-303, patients dosed with denifanstat 50mg over 12 weeks demonstrated statistically significant improvement in: • Investigator Global Assessment (IGA)-scores • Inflammatory, non-inflammatory, and total lesion counts • In ASC40-303, denifanstat showed statistically significant effect on skin lesions starting week 4 • During the OLE (ASC40-304), patients showed further improvement in IGA success and lesion count reductions compared to ASC40-303 baseline • In both clinical trials, denifanstat was generally well-tolerated • All denifanstat-related AEs were mild or moderate, with no denifanstat-related SAEs reported November 2026 27

Sagimet’s Development Programs

AURORA Phase 3 Clinical Trial for Denifanstat in Acne

AURORA Phase 3 acne clinical trial design

- Moderate to severe acne
- Multi-center placebo controlled
- 2:1 randomization
- Double-blind
- Once daily oral dosing
- 800 patients in US, including 450 12–17-year-old patients



12 week
Double blind clinical trial
40 week
Open label extension
Screening
Denifanstat (50mg)
N=533
Placebo
N=267
Denifanstat (50mg)
N~530
Day 1
Week 12
Week 12
Week 52
Primary Efficacy
Long-Term Safety

Co-primary endpoints at week 12

- % patients who achieve treatment success (defined as at least a 2-point reduction in global assessment from baseline, and a score of 0 or 1)
- Absolute change in inflammatory skin lesion counts from baseline
- Absolute change in non-inflammatory skin lesion counts from baseline

Key Timepoints

- IND clearance and FDA "Study May Proceed" letter received in July 2026
- First patient dosed in AURORA Phase 3 clinical trial in the US for patients with moderate to severe acne in Oct 2026

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FASN Inhibitor TVB-3567 FIH Ongoing Phase 1 Clinical Trial

Initiated in June 2025

A double-blind, randomized, placebo-controlled clinical trial to assess the safety, tolerability, pharmacokinetics and pharmacodynamics of single and multiple ascending doses of TVB-3567 in healthy participants with or without acne

- **Includes sebum analysis as pharmacodynamic readout**

PART	DESIGN	PLANNED # of PARTICIPANTS
A	SAD[1]	~56
B	Food effect	~12
C	MAD[2]	~32
D	MAD/ACNE	~28

Sebumeter



Quantity of Sebum

Sebutape



Quality[3] of Sebum

1. SAD = Single ascending dose
2. MAD = Multiple ascending dose.
3. Lipidomic analysis with focus on FASN-derived lipids

ClinicalTrials.gov. NCT06989840. Study SB3567-CLIN-001. https://clinicaltrials.gov/study/NCT06989840

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Potential Clinical Development Program for TVB-3567 in Acne Phase 1 clinical trial initiated in June 2025 Goal: Initiate Phase 2 clinical trial in 2026 • Phase 1 first-in-human pharmacokinetic (PK) clinical trial of TVB-3567 in healthy volunteers • PK and pharmacodynamics (PD) evaluation to confirm profile • Assess safety/tolerability • Dosing for SAD/MAD and food effect parts complete, TVB-3567 was generally well tolerated • Phase 2 doses have been identified • Part D (PD in Acne patients) on-going • Phase 2 clinical trial in moderate to severe acne patients • Plan to initiate Phase 2 clinical trial before the end of 2026 • Phase 2 clinical trial design informed by the results of the Phase 1 clinical trial • 12-week dose ranging clinical trial in moderate to severe acne patients • Endpoints anticipated to include total and inflammatory lesion count reduction; improvement in the acne global assessment score will be explored November 2026 31

Denifanstat for Treatment of MASH Clinical and Pre-Clinical Data Demonstrate Denifanstat’s Potential to Treat MASH (Metabolic Dysfunction- Associated Steatohepatitis) • MASH F2-F3: • Denifanstat met both primary endpoints in Phase 2b clinical trial, with significant reduction in fibrosis and was generally well-tolerated • MASH F4: Combination of denifanstat and resmetirom: • Pre-clinical data demonstrated synergistic effect of combination of FASN inhibitor and resmetirom • Phase 1 pharmacokinetics (PK) clinical trial of a combination of denifanstat and resmetirom completed in Dec 2025 • Global license agreement with TAPI enables access to innovative forms of resmetirom API for combination with denifanstat in a fixed dose combination (FDC) tablet Next steps • Plan to consult with the FDA regarding a denifanstat-resmetirom combination Phase 2 study design in 1Q 2027, after which we anticipate that the program will be Phase 2 ready • Further MASH development to be undertaken only upon securing non-dilutive funding November 2026 32

FASN Inhibition – Significant Opportunity for a Novel Treatment for Acne

FASN Inhibition in Acne

- Acne market is significant (~50m people in the US) and aligned to those patients most likely to be prescribed an oral FASN inhibitor
- Oral FASN inhibitors offer a novel mechanism of action for the potential treatment of moderate to severe acne
- Topical formulation of a FASN inhibitor in early-stage development for the potential treatment of acne

Potential of Denifanstat in Acne

- Denifanstat met all primary and secondary endpoints in Phase 3 clinical trial in patients with moderate to severe acne vulgaris in China, and NDA accepted by NMPA in December 2025
- Denifanstat generally well-tolerated in both Phase 3 clinical trial and in open-label Phase 3 clinical trial
- During the OLE (ASC40-304), patients showed further improvement in IGA success and lesion count reductions compared to ASC40-303 baseline
- First patient dosed in AURORA Phase 3 clinical trial in the US for patients with moderate to severe acne in Oct 2026; topline results expected in 2H 2027

Potential of TVB-3567 in Acne

- First-in-human Phase 1 clinical trial of TVB-3567 initiated in June 2025 for development in acne
  - Dosing for SAD/MAD and food effect parts complete, TVB-3567 was generally well tolerated; Phase 2 doses have been identified
  - Plan to initiate TVB-3567 Phase 2 before the end of 2026
- TVB-3567 IP:
  - Composition of matter patent – expiration date 2035; potential PTE to 2038
  - Exploring pathway to extend protection into 2040's

SAGIMET BIOSCIENCES
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